UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07    Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on June 2, 2016. At the meeting, our shareholders voted on each of the following matters:

•	election of seven directors, each for a one-year term;

•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2016; and

•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting.

The final vote results for these three matters are set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Michael Ansley	16,181,257	1,332,067	0	4,983,932
David G. Burke	15,797,720	1,715,604	0	4,983,932
Jay Alan Dusenberry	16,876,854	636,470	0	4,983,932
Philip Friedman	17,262,883	250,441	0	4,983,932
David Ligotti	15,798,956	1,714,368	0	4,983,932
Joseph M. Nowicki	17,262,883	250,441	0	4,983,932
Gregory J. Stevens	15,046,089	2,467,235	0	4,983,932

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2016 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,447,305	45,834	4,117	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
17,243,535	255,948	13,841	4,983,932

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: June 7, 2016	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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